================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 3, 2005

                                   ----------

                                   ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                     0-20853             04-3219960
  (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
  Incorporation or Organization)        File Number)      Identification No.)

        275 Technology Drive, Canonsburg, PA                    15317
      (Address of Principal Executive Offices)                (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  REGULATION FD DISCLOSURE

         The Information contained in this Item of this Current Report on Form 8-K is being furnished pursuant to "Item 2.02. Results of Operations and Financial Condition" of Form 8-K.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On November 3, 2005, ANSYS, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2005. A copy of the earnings release is attached as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               EXHIBIT
               NUMBER    DESCRIPTION
               -------   ------------------------------------------------------
                99.1     Press Release of the Registrant dated November 3, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ANSYS, INC.
                                (Registrant)

Date: November 3, 2005          By:  /s/  MARIA T. SHIELDS
                                     -------------------------------------------
                                     Maria T. Shields - Chief Financial Officer,
                                     VP of Finance and Administration
                                     (Ms. Shields is the Principal Financial and
                                     Accounting Officer and has been duly
                                     authorized to sign on behalf of the
                                     Registrant)